

                                                                                                                      Exhibit 99.1



Consolidated Statements of Cash Flows
(unaudited)


                                                                                     Fiscal Year Ended September 30
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(in thousands)                                                                  2002                 2001                   2000
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
Cash Flows from Operating Activities
   Net Income                                                           $         150,334   $           15,205   $           29,082
   Additions (deductions) to reconcile net income to net cash provided by operating activities of continuing operations:
          Depreciation                                                            116,837              119,993              133,012
          Amortization                                                             14,210               58,575               62,082
          Provisions for losses on accounts receivable                              4,685                7,758               21,631
          Provision for deferred income taxes                                      73,611               42,411               57,409
          Provision for lease default reserves                                     67,730               66,631               61,740
          Restructuring (reversals) charges, net                                 (10,497)               34,500               51,249
          Asset impairment charges                                                                      29,082               53,919
          Gain on asset securitization                                                                                         (73)
          Extraordinary gain on early extinguishment of debt                                                                (3,049)
          Gain on sale of investment                                                                                        (3,739)
          Changes in operating assets and liabilities,  net of effects from acquisitions and divestitures:
                  Decrease (increase) in accounts receivable                       68,807               77,133             (25,668)
                  (Increase) decrease in inventories                              (3,089)               21,406               12,982
                  (Increase) decrease in prepaid expenses and other
                     current assets                                               (3,042)              (1,525)                9,270
                  Increase (decrease) in accounts payable, deferred
                     revenues and accrued expenses                                  5,163             (44,477)               49,955
                  Decrease in accrued shareholder litigation settlement                                                   (117,652)

                  Decrease in accrued restructuring                              (20,943)             (15,757)             (21,471)
          Other                                                                    12,828                  914                2,872
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                  Net cash provided by operating activities of continuing
                     operations                                                   476,634              411,849              373,551
                  Gain from discontinued operations                                                    (2,142)              (2,526)
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                  Net cash provided by operating activities                       476,634              409,707              371,025
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Cash Flows from Investing Activities
   Cost of companies acquired, net of cash acquired                                                    (2,666)              (3,768)
   Expenditures for property and equipment                                       (93,272)             (85,880)            (113,829)
   Expenditures for equipment on operating leases                                (85,568)             (58,790)             (45,160)
   Proceeds from sale of property and equipment                                    26,513               44,382               18,170
   Proceeds from sale of equipment on operating leases                             14,705               16,554               15,390
   Finance receivables - additions                                            (1,602,751)          (1,815,282)          (1,941,479)
   Finance receivables - collections                                            1,451,598            1,549,888            1,494,374
   Proceeds from sale of finance subsidiaries' lease receivables                                        16,167               25,547
   Repurchase of finance subsidiaries' lease receivables                                                                  (275,000)
   Other                                                                         (12,312)                5,267                6,050
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                  Net cash used in investing activities                         (301,087)            (330,360)            (819,705)
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Cash Flows from Financing Activities
   Proceeds from issuance of long-term debt                                         2,596               38,105               35,340
   Short-term (repayments) borrowings, net                                      (178,647)              201,280                (470)
   Long-term debt repayments                                                     (14,728)            (197,071)             (51,257)
   Finance subsidiaries' debt - issuances                                       1,786,687            2,269,136            2,139,318
   Finance subsidiaries' debt - repayments                                    (1,582,501)          (2,316,905)          (1,484,237)
   Dividends paid                                                                (22,920)             (22,695)             (23,708)
   Decrease (increase) in restricted cash                                          12,288             (36,451)             (62,289)
   Proceeds from option exercises and sale of treasury shares                       6,603                3,942                  215
   Purchase of treasury shares and other                                            (274)              (7,876)             (26,841)
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                  Net cash provided by (used in) financing activities               9,104             (68,535)              526,071
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   Effect of exchange rate changes on cash and cash equivalents                     6,814              (8,579)              (2,659)
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Net increase in cash and cash equivalents                                         191,465                2,233               74,732
Cash and cash equivalents at beginning of year                                     80,351               78,118                3,386
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Cash and cash equivalents at end of year                                $         271,816   $           80,351   $           78,118
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

         The table below presents segment information for the fiscal years ended September 30, 2002, 2001 and 2000:


                                            IKON North              IKON                           Corporate and
(unaudited)                                    America            Europe             Other          Eliminations             Total
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
Year Ended September 30, 2002
Net sales                                 $  2,050,205         $ 270,465        $   11,079                             $ 2,331,749
Services                                     1,923,182           155,818            41,832                               2,120,832
Finance income                                 354,435            20,486                                                   374,921
Finance interest expense                       151,372             6,519                                                   157,891
Restructuring reversal                           8,050                64             1,796            $      587            10,497
Operating income (loss)                        467,431            23,139          (12,511)             (184,470)           293,589
Interest expense                                                                                        (54,389)          (54,389)
Income before taxes                                                                                                        239,200

Year Ended September 30, 2001*
Net sales                                    2,293,219           292,990            48,283                               2,634,492
Services                                     1,991,304           141,154           146,808                               2,279,266
Finance income                                 339,583            20,138                                                   359,721
Finance interest expense                       168,851             8,668                                                   177,519
Restructuring and asset impairment
   charges                                    (29,952)           (1,264)          (20,367)              (11,999)          (63,582)
Operating income (loss)                        354,325            22,214          (52,614)             (186,756)           137,169
Interest expense                                                                                        (69,373)          (69,373)
Income before taxes                                                                                                         67,796

Year Ended September 30, 2000*
Net sales                                    2,404,271           321,068            69,543                               2,794,882
Services                                     2,035,656           145,309           146,218                               2,327,183
Finance income                                 303,318            21,562                                                   324,880
Finance interest expense                       157,779             9,921                                                   167,700
Restructuring and asset impairment
   charges                                    (47,864)           (5,681)           (2,304)              (49,319)         (105,168)
Shareholder litigation insurance
   proceeds                                                                                               17,000            17,000
Operating income (loss)                        370,894            18,596          (27,676)             (213,899)           147,915
Gain on sale of investment                                                                                 3,739             3,739
Interest expense                                                                                        (69,821)          (69,821)
Income before taxes                                                                                                         81,833

*    In accordance with our adoption of SFAS 142 on October 1, 2001, goodwill is no longer being amortized. Goodwill amortization of
     $41,073 and $42,267 is included in operating income (loss) in the Corporate and Eliminations column for fiscal 2001 and 2000, respectively.